UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

 Amendment No.2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2015

SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road Suite 1000 Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 762-5800
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note.

This Form 8K/A is filed as an amendment ("Amendment No. 2") to the Current Report on Form 8-K/A filed by Sparton Corporation (the "Company") on June 30, 2015 ("Amendment No. 1"), which was filed as an amendment to the Current Report on Form 8-K filed by the Company on April 20, 2015 (the "Original 8-K").  Amendment No. 2 is being filed to restate the financial statements and pro forma financial statements  filed under Item 9.01 in Amendment No. 1.  The financial information is being restated for the reclassification of certain expenses for the year ended December 31, 2013 and the reclassification and timing of recognition of certain expenses for the year ended December 31, 2014.  Such reclassifications and recognition timing did not affect the Company’s consolidated financial condition or net income as previously reported for the years ended December 31, 2013 or 2014 or three months ended March 31, 2015, but did affect the net income and cash flows for the three months ended March 31, 2014 and the net income for the pro forma fiscal year ended June 30, 2014 and the nine months ended March 31, 2015.  The Company reclassified certain expenses and changed the timing of recognition of certain expenses related to the "Gain on acquisition of NBS", the “Gain on acquisition of Spectral” and the “Gain on sale of Spinnaker” as certain costs were not previously included in the calculations of the gains.  Attached are corrected versions of Exhibits 99.1, 99.2 and 99.3.  Additional information is being provided to investors under item 7.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on April 20, 2015, Sparton Corporation (“Sparton”) filed a Current Report on Form 8-K (the “April 20 Form 8-K”) to report that Sparton and Sparton Hunter Corporation, a California corporation (“Sparton Hunter”) and wholly owned subsidiary of Sparton had entered into an Agreement and Plan of Merger dated April 14, 2015 (the “Agreement”) with Hunter Technology Corporation, a California corporation (“Hunter”) and Joseph F. O’Neil, an individual, as representative for certain Hunter stockholders and optionholders (the “Representative”).  Pursuant to the Agreement, effective April 14, 2015 (the “Closing Date”), Sparton Hunter merged with and into Hunter, with Hunter as the surviving corporation (the “Merger”), and Sparton purchased all of Hunter’s outstanding common stock for an aggregate purchase price of $55,000,000, including certain amounts payable to Hunter’s optionholders and the repayment by Sparton of certain indebtedness of Hunter. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement as filed with the April 20 Form 8-K as Exhibit 10.1, which is incorporated herein by reference.
This amendment to the April 20 Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On June 30, 2015, Sparton filed Amendment No. 1, which included exhibits containing audited financial statements for Hunter for the years ended December 31, 2014 and 2013 and unaudited condensed financial statements for the three months ended March 31, 2015 and 2014.
On July 17, 2015, it was determined that recorded costs directly related to the "Gain on acquisition of NBS", which occurred in October 2013, the “Gain on acquisition of Spectral”, which occurred in March 2014, and the “Gain on sale of Spinnaker”, which occurred in October 2014, had not been included in the calculation of those gains as reported. These errors did not affect Hunter’s consolidated financial condition or net income as previously reported for the years ended December 31, 2014 or 2013 or three months ended March 31, 2015, but did affect Hunter’s net income for the three months ended March 31, 2014.
The net impact of these errors was as follows:

•
Hunter year ended December 31, 2014 - overstatement of cost of goods sold, selling and administrative expenses, gain on acquisition of Spectral and gain on sale of Spinnaker by $2.4 million, $0.1 million, $1.6 million and $0.9 million, respectively.

•	Hunter year ended December 31, 2013 - overstatement of cost of goods sold and gain on acquisition of NBS by $0.5 million each.

•	Hunter three months ended March 31, 2014 - overstatement cost of goods sold, gain on acquisition of Spectral and net income of $0.4 million, $1.6 million and $1.2 million, respectively.
An authorized officer of Sparton discussed this matter with Sparton’s independent registered public accounting firm.
Due to these errors in accounting, on July 17, 2015, Sparton determined that the consolidated financial statements of Hunter Technology Corporation and Subsidiaries as of and for the years ended December 31, 2014 and 2013 and the condensed consolidated financial statements as of and for the three months ended March 31, 2015 and 2014, as filed in Amendment No. 1, should no longer be relied upon.

Filed herewith to this Form 8-K are (i) restated audited consolidated financial statements of Hunter Technology Corporation, as of and for the years ended December 31, 2014 and December 31, 2013, and (ii) restated unaudited condensed consolidated financial statements of Hunter Technology Corporation, as of and for the three months ended March 31, 2015 and March 31, 2014.
Item 7.01 Regulation FD Disclosure.
A pro forma adjusted EBITDA reconciliation for the Hunter acquisition is being provided to investors as additional information relating to the acquired business as Exhibit 99.4 and is incorporated herein by reference.  The information furnished under this Item 7.01 on this Amendment No. 2 to Form 8-K/A, including the applicable exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The restated audited consolidated financial statements of Hunter Technology Corporation, as of and for the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the related independent auditor’s report of BDO USA, LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.
The restated unaudited condensed consolidated financial statements of Hunter Technology Corporation, as of and for the three months ended March 31, 2015 and March 31, 2014 and notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.
The restated unaudited pro forma condensed combined statement of income for the year ended June 30, 2014, restated unaudited pro forma condensed combined statement of income for the nine months ended March 31, 2015, unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit 23.1	Consent of BDO USA, LLP.

Exhibit 99.1
Restated audited consolidated financial statements of Hunter Technology Corporation, as of and for the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the related independent auditor’s report of BDO USA, LLP.

Exhibit 99.2	Restated unaudited consolidated financial statements of Hunter Technology Corporation, as of and for the three months ended March 31, 2015 and March 31, 2014 and notes related thereto.

Exhibit 99.3
The Restated unaudited pro forma condensed combined statement of income for the year ended June 30, 2014, restated unaudited pro forma condensed combined statement of income for the nine months ended March 31, 2015, unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the notes related thereto.

Exhibit 99.4	Pro forma adjusted EBITDA reconciliation for the Hunter acquisition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: July 23, 2015	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP.

99.1
Restated audited consolidated financial statements of Hunter Technology Corporation, as of and for the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the related independent auditor’s report of BDO USA, LLP.

99.2	Restated unaudited consolidated financial statements of Hunter Technology Corporation, as of and for the three months ended March 31, 2015 and March 31, 2014 and notes related thereto.

99.3
The Restated unaudited pro forma condensed combined statement of income for the year ended June 30, 2014, restated unaudited pro forma condensed combined statement of income for the nine months ended March 31, 2015, unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the notes related thereto.

99.4	Pro forma adjusted EBITDA reconciliation for the Hunter acquisition